UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  August 10, 2004
        (Date of Earliest Event Reported:  August 10, 2004)




                EL PASO PRODUCTION HOLDING COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware            333-106586           76-0637534
 (State or other       ( File Number)      (I.R.S. Employer
 jurisdiction of                         Identification No.)
 incorporation or
  organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On August 10, 2004, we and our parent company, El Paso Corporation, announced that we expect to file our 2003 Form 10-K before the end of the third quarter of 2004. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number       Description
              -------      ------------
               99.A        Press Release dated August 10, 2004.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO PRODUCTION HOLDING COMPANY



                              By:       /s/ D. Mark Leland
                                 --------------------------------
                                          D. Mark Leland
                                    Executive Vice President and
                                       Chief Financial Officer
                                   (Principal Financial Officer)

Dated:  August 10, 2004


                           EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Press Release dated August 10, 2004.